Exhibit 10.21

EMPLOYMENTAGREEMENT

This  EMPLOYMENT AGREEMENT (this "Agreement')  is made  as  of February 1, 2012, by and between Dynamic Ventures Corp., a Delaware corporation (the "Company"), and Paul D. Kalkbrenner, hereinafter referred to as the "Employee."

Preliminary Statements

A.        The Company desires to engage Employee to act as the Chief Executive Officer and President of the Company and Employee accepts such engagement and, in each case pursuant to the terms and conditions set forth in this Agreement.

Agreement

In consideration of the foregoing, the mutual promises set forth in this Agreement, and other good and valuable consideration, the Company and Employee hereby agree as follows:

      1.     Scope of Work. During the term of this Agreement, Employee shall perform the work and render the services set forth in Schedule "A" attached hereto and made a part hereof (the "Scope of Work").  Except as expressly provided in this Agreement, the Scope of Work may not be subcontracted or otherwise performed by third parties on behalf of Consultant, other than the Employee, without the prior written permission of the Company which permission shall be in the sole and absolute discretion of the Company. The Employee shall perform such other services as the  Board of  Directors of  the Company may assign if the Employee agrees to accept the assignment.

      2.        Term and Termination. The term of this Agreement shall commence on the date of this Agreement (the "Commencement Date") and shall continue in full force and effect thereafter on annual periods which shall automatically renew, until termination in accordance with the provisions of this Agreement. In the event of any material breach of this Agreement by either party, the other party may terminate this Agreement by giving thirty (30) days'  prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said thirty (30) day notice period if the party in breach has cured the breach of which it has been notified prior to the expiration of such thirty (30) day period. Either party may extend this Agreement by written notice thirty (30) days prior to thee end of any term or extension. If the Employee is terminated for reasons other than a breach of the terms hereof, or the Employee resigns, the Employee shall be entitled to  a  severance payment of $500,000, payable in  eight  (8)  equal quarterly installments.

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       3.        Compensation.     As  compensation for  the  satisfactory performance by Employee hereunder, the Company shall pay Employee a salary of One Hundred Forty Four Thousand Three Hundred Dollars ($144,300) per year to be paid in equal semi monthly payments during the  term of this  Agreement (the  "Base Compensation"). Employee acknowledges and agrees that the sum of Twenty-five Thousand Dollars ($25,000) of the annual Base Compensation has been allocated as consideration for the Restrictive Covenants. Employee shall also invoice the Company monthly in arrears for expenses incurred as a result of performing services in accordance with this Agreement. Such expenses shall be limited to the use of a cellular telephone, a laptop computer and other reasonable out-of-pocket expenses (including, without limitation, airfare, car rental, hotel and meals), and an automobile allowance, all as necessarily and actually incurred by Employee in the performance of the Scope of Work, provided that (i) the expenses have been detailed on a form acceptable to the Company; and (iii) Employee submits supporting documentation. The charges and/or expenses invoiced in accordance with this paragraph, except for  amounts disputed by the  Company, shall  be  payable by the Company within thirty (30) days of the Company's receipt of each invoice. Any disputed charges  and/or  expenses  shall  not  affect payment  of  non-disputed charges  and/or expenses, in accordance with the terms of this Agreement.  In addition the Employee shall be entitled to use a Company credit card to cover his out-of-pocket expenses but still must comply with the reporting requirements of this paragraph.

4.     Other benefits.   The Employee shall be entitled to four (4) weeks of paid vacation per calendar year.   If the Employee is disabled from performing his services hereunder he will be entitled to receive all of his base compensation for ninety (90) days. Should the Employee be unable to return to his full duties at the end of one hundred and twenty (120) days the Employee may be terminated at the sole discretion of the Board of Directors of the Company. In the event of the death of the Employee his widow, or in absence thereof his estate, shall be entitled to receive a salary continuation of two (2) months from his date of  death. The Employee shall be entitled to  health care, life insurance and disability coverages as are made available from time to time to its other senior executives and  their  dependents. In  addition to  the  base compensation, the Employee shall be entitled to receive any discretionary bonus as may be authorized from time to time by the Board of Directors of the Company.

5.     Work Made for Hire.  Employee hereby agrees that all work, including developments, designs, inventions, improvements, trade  secrets, trademarks, copyrightable subject  matter or  proprietary information which Employee makes or conceives within the Scope of Work, either solely by Employee or jointly with others and relating to any actual or planned product, service or activity of which Employee has knowledge or suggested by or resulting from any work performed by the Company or otherwise related to this Agreement (a "Development") shall be considered to be "work made for hire" under the U.S. Copyright Act, 17 U.S.C. § 101 et seq. and shall be O\\Tied exclusively by the Company.  Furthermore, Employee hereby assigns to the Company, and will in the future upon the Company's request confirm  such assignment to the Company, of  all  right,  title  and  interest in  such  Development or  portion thereof. Employee agrees that he has no proprietary interest in any Development, including any patent, copyright, trademark and trade secret rights.   Employee agrees that he shall provide necessary assistance to protect, enforce or perfect the Company's rights and interests in such patents, copyrights and trademarks and that Employee shall not register, file or obtain any patent, copyright  or trademark relating to any Development in its own name.

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        6.     Representations and Warranties of Consultant.   Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder; and (b) Employee is under no physical or mental disability that would hinder the performance  of his duties under  this Agreement, (c) that  the  Employee shall devote its full  time, attention  and energy  to the business of the  Company, and , during the term  of this  Agreement  the Employee will not engage in any other activity pursued for profit.

       7.      Confidential Information: Employee recognizes and acknowledges that in the course of performing services hereunder, Employee shall have access to confidential information concerning the Company, including, without limitation, business affairs, finances,  properties,  methods   of   operation,  product  plans,  identities   or  landlords, licensors, distributors, joint venturers and other data of the Company and its subsidiaries and affiliates. All such information is hereinafter collectively referred to as "Confidential Information."

       8.    Non-Disclosure.  Employee agrees that Employee will keep in strictest confidence, both during the term of this Agreement and subsequent to the expiration or earlier termination of this Agreement, and will not during the term of this Agreement or thereafter  disclose  or  divulge  to  any person,  firm  or  corporation,  or  use directly  or indirectly, for  his own benefit  or the benefit of others, any Confidential  Information. Except as directed by the Company, Employee will not permit any person other than the Company, its authorized agents or representative, to examine and/or make copies of any software, videos, programs, reports or any materials or documents prepared by Employee or that come into Consultant's  possession or under Consultant's  control by reason of Consultant's services hereunder, and that upon termination of this Agreement, Employee will turn over to the Company all documents, papers and other matter in his possession or under his control that relate to the Company or its subsidiaries and affiliates.

       9.     Noncompetition.  The parties hereto acknowledge that if Employee were to compete with the Company upon the termination of this Agreement with the Company, Employee would necessarily use Confidential Information in doing so.  During the term of  this Agreement and for  a period  of two (2) years thereafter,  or  if this Agreement terminates  prior  to  the  third  (3rd) anniversary date  of  this  Agreement,  then for  the remainder of the term of this Agreement after such termination and for a period of two (2) years thereafter (the "Restricted Period"), Employee shall not have any ownership interest, direct or indirect, in, or have any interest as an employee, salesman, consultant, officer or director in, or otherwise  aid or assist in any manner,  any firm, corporation, partnership, proprietorship or other business that engages  in the business of the Company immediately  prior  to the  date  hereof; provided, however,   that  Employee  may own, directly or indirectly, solely as an investment, securities of any entity which are traded on any  national securities  exchange if  Employee(a) is  not a controlling  person  of,  or  a member of a group which controls, such entity; or (b) does not, directly or indirectly, own five percent (5%) or more of any class of securities of any such entity.

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       10.   Solicitation of Business.   Except as expressly provided in Paragraph 9 of this Agreement, Employee shall not, during the Restricted Period, solicit or assist any other person to solicit any business (other than for the Company) from any present or past customer of the Company; or request or advise any present or future customer of the Company to  withdraw, curtail or  cancel its  business  dealings with  the  Company;  or commit any other act or assist others to commit any other act which might injure the business of the Company.

11.   Solicitation of Employees.     Employee  shall  not,  during  the  Restricted Period, directly or indirectly, hire, solicit or encourage to leave the employment of the Company or any of its Affiliates, any employee of the Company or any of its Affiliates or hire any such employee who has left the employment  of the Company or any of its Affiliates within one (1) year of the termination of such employee's employment with the Company or any of its Affiliates.

       12.   Solicitation of Suppliers, Manufacturers and Consultants.   Employee shall not, during the Restricted Period, directly or indirectly, hire, solicit or encourage to cease work  with  the  Company  or  any  of  its  Affiliates  any  supplier,  manufacturer  and/or Employee then under contract with the Company or any of its Affiliates within one (1) year  of  termination  of  such  consultant's  engagement  by the  Company  or  any of its Affiliates.

       13.   Rights and Remedies Upon Breach.   If Employee breaches or threatens to commit a breach of any of the provisions of Paragraphs 6, 8, 9, 10, 11 and/or 12 ofthis Agreement (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

(a)          Specific Performance. The right and remedy to have the Restrictive  Covenants specifically enforced  by  any court  having equity jurisdiction, all without the need to post a bond or any other security or to prove any amount of actual damage or that money damages would not provide an adequate remedy, it being acknowledged  and agreed that any such  breach  or  threatened  breach cause  irreparable  injury  to  the Company and that money damages will not provide adequate remedy to the Company; and

(b)       Accounting and Indemnification.  The right and remedy to require Employee(i) to account for and pay over to the Company all compensation,  profits,  monies,  accruals,  increments  or  other  benefits derived or received by Employee or any associated  party  deriving such benefits as a result of any such breach of the Restrictive Covenants; and

(ii) to indemnify the Company against any other losses, damages (including special and consequential damages), costs and expenses, including actual attorneys' fees and court costs, which may be incurred by the Company and which result from or arise out of any such breach or threatened breach of the Restrictive Covenants.

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14. Right  of  Employee to  Terminate. The  Employee  may  terminate  this Agreement   without notice on the occurrence of any of the following events, unless consented to by the Employee in writing in advance:

(a) The sale of substantially all of the Company's assets to a single purchaser or group of associated purchasers; or

(b) A change of control of the Company by the sale, exchange, or other disposition, in one transaction of the sufficient shares of the common or preferred stock of the Company whereby parties deemed inimical to the Employee may gain voting control of the Board of Directors of the Company, (excluding a merger with a publicly held corporation where the Company is not the surviving entity); or

(c) The Company's decision to terminate its business and liquidate its assets; or

(d) A judicial determination of Bankruptcy or a chapter 11 reorganization petition filing.

15.   Severability of  Covenants.   If  any  court  determines  that  any  of  the Restrictive Covenants, or any part thereof is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof are unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. Employee hereby waives any and all right to attack the validity of the Restrictive Covenants on the grounds of the breadth of their geographic scope or the length of their term.

16.   Enforceability.  The  provisions of  this  Agreement shall  be enforceable notwithstanding the existence of any claim or cause of action of Employee against the Company whether predicated on this Agreement or otherwise.

17.   Work Rules. Unless otherwise agreed to by the parties hereto, Employees hall observe the working rules, security regulations, holiday schedules and policies of the Company.

    18.   Assignment.   This Agreement shall be binding upon the parties' respective successors and permitted assigns.  Employee agrees that any assignment hereunder shall not relieve Employee of its obligations hereunder.

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19.   Notices.  Notice given by a party under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) when five (5) days have elapsed after its transmittal by registered or certified mail, postage prepaid, return receipt requested, or two days have elapsed after its transmittal by nationally recognized air courier service; or (iii) when delivered by telephonic facsimile transmission (with a copy thereof so delivered by band, mail or air courier if recipient does not acknowledge receipt of the transmission). Notices shall be sent to the addresses set forth below, or another as to which that party has given notice, in each case with a copy provided in the same manner and at the same time to the persons shown below:

If to the Company:       Dynamic Ventures Corp.
                8776 E. Shea Blvd, Ste. B3A 615
                Scottsdale, AZ 85260

If to the Employee:       Paul D. Kalkbrenner
                8776 E. Shea Blvd, Ste B3A 615
                    Scottsdale, AZ 85260

 20.    Governing  Law.   This Agreement shall be governed  by and construed  in accordance with the laws of the State of Delaware (without giving effect to conflicts of law).   The sole jurisdiction  and venue for any litigation arising out of this Agreement shall be an appropriate federal or state court located in the State of Arizona.

21.   Modifications.   No modification, amendment,  supplement to or waiver of this Agreement or any Schedule hereunder, or any of their provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

22.    Waiver.  A failure of either party to exercise any right provided for herein, shall not be deemed to be a waiver of any right hereunder.

23.    Complete Agreement.   This Agreement and each Schedule attached hereto set forth the entire understanding of the parties as to the subject matter therein may not be modified except in a writing executed by both parties.

24.   Severability.     In  the  event  a..11yone  or  more  of  the  provisions of  this Agreement or of any schedule is invalid or otherwise unenforceable, the enforceability of the remaining provisions shall be unimpaired.

25.   Publicity.   The Company and Employee agree that they will not, without prior  written  consent  of  the  other  in  each  instance,  refer  to  the  existence  of  this

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Agreement or any Schedule, in  press release, advertising or  materials distributed to prospective customers.

26.   Remedies. The rights and remedies of the Company as set forth in this Agreement are not exclusive and  are in  addition to any other rights and remedies available to it in law or in equity.

27.  Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

28.        Survival. All representations, warranties and covenants contained in this

Agreement shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereo£

COMPANY:                                                                  EMPLOYEE:

Dynamic Ventures Corp.

a  Delaware  Corporation

By:
David C. Brown, Executive Vice President                                                       Paul D. Kalkbrenner

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